                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005

                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)

            DELAWARE                       0-27918                13-3070826
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

        2511 GARDEN ROAD
     BUILDING A, SUITE 200
      MONTEREY, CALIFORNIA                                          93940
     (Address of principal                                        (Zip Code)
       executive offices)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     At the annual meeting of stockholders of Century Aluminum Company (the "Company") held on August 10, 2005 (the "2005 Annual Meeting"), the Company's stockholders approved proposals to amend and restate the Company's 1996 Stock Incentive Plan (the "1996 Plan") and Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Summary descriptions of the material changes to the 1996 Plan and the Directors Plan are contained in the Company's definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 15, 2005 (the "2005 Proxy Statement"), which descriptions are incorporated herein by reference.

     The full text of the 1996 Plan and the Directors' Plan, each as amended and restated, are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

     At the 2005 Annual Meeting, the Company's stockholders also approved a proposal to amend the Company's Restated Certificate of Incorporation (the "Restated Certificate") to increase the number of shares of Company common stock authorized for issuance thereunder from 50,000,000 to 100,000,000 (the "2005 Charter Amendment"). A description of the 2005 Charter Amendment is contained in the 2005 Proxy Statement, which description is incorporated herein by reference. The full text of the Restated Certificate, which has been amended and restated to incorporate the 2005 Charter Amendment and all earlier amendments, is attached hereto as Exhibit 4.1.

     Effective August 10, 2005, the Company's Board of Directors unanimously approved the amendment and restatement of the Company's by-laws (as amended and restated, the "By-laws"). The By-laws were amended and restated primarily to eliminate certain provisions that are otherwise provided for under the Restated Certificate. The full text of the By-laws are attached hereto as Exhibit 4.2.


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
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS.

     The following exhibits are filed with this report on Form 8-K pursuant to Items 1.01 and 5.03:

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
      4.1        Restated Certificate of Incorporation

      4.2        Amended and Restated By-laws

     10.1        Amended and Restated 1996 Stock Incentive Plan.

     10.2        Amended and Restated Non-Employee Directors' Stock Option Plan


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTURY ALUMINUM COMPANY


Date: August 15, 2005                   By: /s/ Gerald J. Kitchen
                                            ------------------------------------
                                        Name: Gerald J. Kitchen
                                        Title: Executive Vice President, General
                                               Counsel Chief Administrative
                                               Officer and Secretary

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
      4.1        Restated Certificate of Incorporation

      4.2        Amended and Restated By-laws

     10.1        Amended and Restated 1996 Stock Incentive Plan.

     10.2        Amended and Restated Non-Employee Directors' Stock Option Plan


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